Filed under Rule 497(c)
                                               File Nos. 333-38916 and 811-09975


                        Supplement Dated August 26, 2005
                              to the Prospectus of
                     TT Active International Mutual Fund and
                              TT Europe Mutual Fund
                                Dated May 1, 2005



On August 24, 2005, the Board of Trustees of TT International U.S.A. Feeder Trust, on behalf of the TT Active International Mutual Fund and the TT Europe Mutual Fund (together, the "Funds"), approved Plans of Liquidation and Dissolution for the Funds.

In accordance with the Plans, the Funds are no longer accepting purchase orders for their shares. In addition, as of September 19, 2005, the Funds will begin converting their assets into cash or cash equivalents and will no longer be pursuing their stated investment objectives.

Shareholders are encouraged to redeem their Shares and may redeem their Shares of the Funds any time prior to the liquidating distributions referred to in the next paragraph, which are expected to occur on or about September 26, 2005 (the "Primary Liquidation Date"). The Funds will from August 26, 2005 waive any redemption fee that would otherwise apply to redemptions of Fund shares for all shareholders.

As of the Primary Liquidation Date, the Fund shall pay to each shareholder, other than TT International Investment Management, in full satisfaction of its Fund shareholding, a liquidating distribution equal to the amount of redemption proceeds that such shareholder would have received had such shareholder redeemed all its Fund shares on the Primary Liquidation Date.